Exhibit 10.1

OLD SECOND BANCORP, INC.

2002 LONG-TERM INCENTIVE PLAN

AMENDED STOCK OPTION AWARD AGREEMENT

THIS AGREEMENT, entered into as of December 20, 2005, by and between the «Participant». and Old Second Bancorp, Inc., a Delaware corporation (the “Company”);

WITNESSETH THAT:

WHEREAS, the Company maintains the Old Second Bancorp, Inc. 2002 Long-Term Incentive Plan (the “Plan”), which is incorporated into and forms a part of this Agreement;

WHEREAS, the Participant has previously granted Participant options pursuant to the Plan; and

NOW, THEREFORE, IT IS AGREED, by and between the Company and the Participant, notwithstanding the vesting provisions set forth in any stock option award agreement between the Participant and the Company entered into on or before December 20, 2005 (see attached schedule of grants), all options granted under such agreements shall be fully vested as of December 20, 2005.

IN WITNESS WHEREOF, the Participant and the Company have executed this Agreement, all as of the date set forth above.

«PARTICIPANT»

OLD SECOND BANCORP, INC.

By:

Its: